                                                            Exhibit 99.2(b)


                                                         OMB Number: 3235-0569
                                                       Expires: January 31, 2003

        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS

I, Henry R. Silverman, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of Cendant Corporation, and, except as corrected or supplemented in a subsequent covered report:

        o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with the Company's audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        o Annual Report on Form 10-K, filed with the Commission on April 1, 2002, of Cendant Corporation;

        o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Cendant Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        o   any amendments to any of the foregoing.




 /s/ Henry R. Silverman
-----------------------
Henry R. Silverman
August 19, 2002


Subscribed and sworn to
before me this 19th day of
August 2002.


/s/ Eric J. Bock
-----------------------
Notary Public

My Commission Expires: August 2, 2005

                                                        OMB Number: 3235-0569
                                                      Expires: January 31, 2003

        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS


I, Kevin M. Sheehan, state and attest that:


    (1) To the best of my knowledge, based upon a review of the covered reports of Cendant Corporation, and, except as corrected or supplemented in a subsequent covered report:

        o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with the Company's audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        o Annual Report on Form 10-K, filed with the Commission on April 1, 2002, of Cendant Corporation;

        o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Cendant Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        o   any amendments to any of the foregoing.




/s/ Kevin M. Sheehan
----------------------
Kevin M. Sheehan
August 19, 2002


Subscribed and sworn to
before me this 19th day of
August 2002.


/s/ Eric J. Bock
----------------------
Notary Public


My Commission Expires: August 2, 2005